                                                                      EXHIBIT 21


                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------


                                                                    Jurisdiction of
                                           Percentage Owned          Incorporation
                                         --------------------     --------------------
Hopkinsville Federal Savings Bank               100%                  United States